UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014

BLUE HILLS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-194486	46-5429062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

320 Norwood Park South, Norwood, Massachusetts	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 361-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 24, 2014, Blue Hills Bancorp, Inc. (the “Company”), the proposed stock holding company for Blue Hills Bank, made an investor presentation. A copy of the slide presentation used in the Company’s investor presentation is filed as Exhibit 99.1 hereto and incorporated herein by reference. The investor presentation followed the expiration of the Company’s stock offering on June 19, 2014.

The information included in this Current Report pursuant to this Item 7.01 is being furnished to, and not filed with, the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Blue Hills Bancorp, Inc. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE HILLS BANCORP, INC.
DATE: June 24, 2014	By:	/s/ William M. Parent
William M. Parent
President and Chief Executive Officer